JOINT FILING AGREEMENT


          THIS AGREEMENT, made and entered into this 5th day of April, 2000, by and among Dr. Phillip Eastep, the Michael S. Mitchell Revocable Trust, dated February 22, 1993, Dr. Jon Harrison, John Banks, Stephen Waite and Demo Sales, Inc., a Kansas corporation (collectively referred to as the "Parties");

          WITNESSETH:

          WHEREAS, the Parties' direct and indirect beneficial ownership of shares of the common stock, $.01 par value, of First Independence Corporation, a Delaware corporation, is required to be reported on Schedule 13D and filed with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Act") and the Rules promulgated thereunder;

          WHEREAS, the joint filing of Schedule 13D is the most efficient and economical means of reporting the requisite information; and

          WHEREAS, further reports on Schedule 13D and amendments thereto may from time to time be required;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein set forth, the Parties do hereby mutually covenant and agree as follows:

          1. The filing of reports on Schedule 13D and any amendments thereto will be filed jointly on behalf of each of the Parties hereto; each such report and amendment shall identify all such Parties and contain all of the required information with respect thereto and shall indicate that such report or amendment is filed on behalf of all such Parties; provided, however, that each such Party is solely responsible for the completeness and accuracy of the information concerning that Party contained therein unless such Party knows or has reason to believe that such information is inaccurate.

          2. The Parties hereby severally constitute Dr. Phillip Eastep as such Parties' true and lawful attorney with full power to him to sign on behalf of and in the name of each of the Parties the Schedule 13D filed on behalf of each of the Parties and any and all amendments to said Schedule 13D, and generally to do all such things in the name of such Parties to comply with the provisions of the Act, and all requirements of the SEC. The Parties hereby ratify and confirm such Parties' signatures as they may be signed by such Parties' said attorney to said Schedule 13D and any and all amendments thereto.

          3. This Agreement may not be modified in whole or in part except by an instrument in writing executed by each of the Parties hereto.

          4. This Agreement may be terminated by any Party upon the provision of notice to the other Parties.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties hereto as of the day and year first above written.



                                   /s/ Dr. Phillip Eastep
                                   Dr. Phillip Eastep


                                   Michael S. Mitchell Revocable
                                   Trust

                                   By:  /s/ Mike Mitchell
                                        Mike Mitchell


                                   /s/ Dr. Jon Harrison
                                   Dr. Jon Harrison


                                   /s/ John Banks
                                   John Banks


                                   /s/ Stephen Waite
                                   Stephen Waite


                                   Demo Sales, Inc.

                                   By:  /s/ Don Demo
                                        Don Demo